--------------------------------------------------------------------------------
                               60TH ANNUAL REPORT






--------------------------------------------------------------------------------
                                    SELIGMAN
                                     GROWTH
                                   FUND, INC.
--------------------------------------------------------------------------------



                                DECEMBER 31, 1996

                                     [Logo]

--------------------------------------------------------------------------------

                               A GROWTH STOCK FUND
                               ESTABLISHED IN 1937





                        SELIGMAN FINANCIAL SERVICES, INC.
                                 AN AFFILIATE OF

                                     [Logo]

                             J. & W. SELIGMAN & CO.
                                  INCORPORATED
                                ESTABLISHED 1864
                       100 PARK AVENUE, NEW YORK, NY 10017




THIS REPORT IS INTENDED ONLY FOR THE INFORMATION OF SHAREHOLDERS OR THOSE WHO HAVE RECEIVED THE OFFERING PROSPECTUS COVERING SHARES OF CAPITAL STOCK OF SELIGMAN GROWTH FUND, INC., WHICH CONTAINS INFORMATION ABOUT THE SALES CHARGES, MANAGEMENT FEE, AND OTHER COSTS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING OR SENDING MONEY.




                                                                     EQGR2 12/96

================================================================================
SELIGMAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

     A mutual fund that seeks to provide longer-term growth in capital value and an increase in future income for its shareholders. The Fund invests primarily in the common stocks of companies selected for their growth prospects.


HIGHLIGHTS OF 1996
----------------------------------------------------------------------------------------------------------------------
                                                               DECEMBER 31, 1996                  DECEMBER 31, 1995
                                                        --------------------------------       -----------------------

                                                        CLASS A      CLASS B*    CLASS D        CLASS A     CLASS D
----------------------------------------------------------------------------------------------------------------------
Net Assets (in thousands)............................  $675,086          $880    $11,493       $597,510      $6,412
----------------------------------------------------------------------------------------------------------------------
Net Asset Value per Share............................     $5.85         $5.49      $5.49          $5.22       $4.96
 With November 1996 Gain Distribution
  Taken in Shares....................................      6.32          5.96       5.96             --          --
 Increase in Net Asset Value with Gain
  Distribution Taken in Shares.......................    21.14%        11.45%     20.21%             --          --
----------------------------------------------------------------------------------------------------------------------
Dividends Paid per Share.............................        --            --         --          $0.01          --
Distribution of Realized Gain per Share..............    $0.475        $0.475     $0.475         $0.598      $0.598
----------------------------------------------------------------------------------------------------------------------
Total Expenses per Dollar of Average Net Assets......   $0.0120       $0.0199+   $0.0197        $0.0094     $0.0191
----------------------------------------------------------------------------------------------------------------------


* From April 22, 1996 (commencement of operations).
+ Annualized.

================================================================================
TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

Seligman Growth Fund posted strong results this year. Though its total return based on the net asset value of Class A shares slightly lagged that of the Standard & Poor's 500 Composite Stock Price Index (S&P 500), it outperformed the average of its peers as measured by the Lipper Growth Funds Average. The Fund's investment results begin on page 6.

     Driven by the outstanding performance of a small number of the largest stocks, the US equity markets continued to advance in 1996, setting successive new highs by rebounding from occasional sharp, short-term, setbacks. The S&P 500's total return for the year was 22.96%, and the Dow Jones Industrial Average
(DJIA) posted an exceptional total return of 28.91%.

     A constructive economic environment supported strong corporate earnings in most industries during 1996. In spite of continued corporate downsizing and restructuring, the unemployment rate fell as low as 5.2% in August and ended the year at 5.3%, as compared to 5.6% in December 1995. The increased competitiveness of US industry and the low inflation environment provided strong fundamental support to higher equity prices.

     Currently, there are no clear indications that there will be either runaway economic expansion or recession in 1997. Looking ahead, the environment for the US financial markets and investors remains generally positive, given continued modest economic growth, low inflation, and bipartisan efforts to balance the federal budget without raising taxes. While we always recognize that there could be further short-term volatility, we remain positive about the long-term outlook for the equity markets and your Fund.

     On a final note, the activity witnessed in the equity markets in 1996, where large one-day increases followed abrupt corrections, is not unusual in the challenging world of investing. We believe the best strategy for growth of capital is long-term investing. A professional financial advisor can help you formulate a long-term investment plan to help you seek your financial goals, and can provide the insight and support needed to weather the day-to-day uncertainty that accompanies investing. It is time, not timing, that counts when it comes to investing.

     A discussion with your Portfolio Manager and the Fund's portfolio of investments follow this letter.

     We thank you for your continued interest in Seligman Growth Fund, and look forward to serving your investment needs in the many years to come.

By order of the Board of Directors,



/s/ William C. Morris
---------------------
William C. Morris
Chairman


                                                               /s/ Brian T. Zino
                                                              ------------------
                                                                   Brian T. Zino
                                                                       President





January 31, 1997

================================================================================
ANNUAL PERFORMANCE OVERVIEW
--------------------------------------------------------------------------------

The following is a discussion with your Portfolio Manager regarding Seligman Growth Fund, and a chart and table comparing your Fund's performance to the performance of the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lipper Growth Funds Average.

---------------


    [Photo]


---------------
SELIGMAN GROWTH TEAM: (FROM LEFT) LOUISE OH, NATALIE BILLON, LOUISE KNIGHT (ADMINISTRATIVE ASSISTANT), DAVID LEVY, KENNETH LONDONER, (SEATED) LORIS D. MUZZATTI (PORTFOLIO MANAGER). MISSING FROM PHOTO: MICHELLE BORRE




YOUR PORTFOLIO MANAGER

LORIS D. MUZZATTI is a Managing Director of J. & W. Seligman & Co. Incorporated, and has been Vice President and Portfolio Manager of Seligman Growth Fund for the past year, and Vice President and Portfolio Manager of Seligman Capital Fund for the past eight years. Mr. Muzzatti is also Vice President of Seligman Portfolios, Inc. and Portfolio Manager of its Seligman Capital Portfolio and the US portion of its Seligman Global Growth Opportunities Portfolio, and Vice President of Seligman Henderson Global Fund Series, Inc. and Portfolio Manager of the US portion of its Seligman Henderson Global Growth Opportunities Fund. He also manages a portion of the firm's institutional accounts. Mr. Muzzatti joined Seligman in 1985 as a Vice President and Portfolio Manager. He is assisted by a team of seasoned investment professionals who are dedicated to the growth investment discipline, and to the objectives of Seligman Growth Fund.

IAIN C. CLARK is Chief Investment Officer of Seligman Henderson Co., Seligman Growth Fund's Subadviser, and is responsible for the international investment activities of the Fund. Mr. Clark is also head of International Investments for, and a Director of, Henderson plc, an investment manager in London, England. He has been with Henderson since 1985.

HOW DID SELIGMAN GROWTH FUND PERFORM IN THE LAST 12 MONTHS?
"Seligman Growth Fund had a solid year, posting a total return of 21.14% based on the net asset value of Class A shares, which outpaced the 19.31% total return of its competitive universe, the Lipper Growth Funds Average, as measured by Lipper Analytical Services. The Fund's results modestly lagged the 22.96% total return of the S&P 500."

WHICH ECONOMIC FACTORS  AFFECTED THE FUND'S  PERFORMANCE IN 1996?
"The economy grew steadily in 1996, supported by low levels of inflation. This constructive economic background helped improve corporate earnings across several industries, and generally supported both the strong advances of blue-chip stocks in the equity markets and the Fund's performance. On the other hand, the interest rate environment was more difficult, as fears of inflation pushed rates higher in the first half of the year. Interest rates did reverse course though, trending lower through the second half of the year as low levels of inflation persisted."

WHICH MARKET FACTORS INFLUENCED THE FUND'S PERFORMANCE IN THE LAST 12 MONTHS? "Investors' tremendous appetite for the largest companies in the equity markets was reflected in the record highs hit by the S&P 500 and the Dow Jones Industrial Average. Although smaller and mid-sized companies had solid results in 1996, they lagged the gains of the larger stocks.

     "In 1996, most established international markets did not keep pace with the remarkable year of the US equity markets. The Fund maintains a 9% allocation in international companies, seeking quality investment opportunities and stronger potential returns over the long term. This international weighting did not improve the Fund's performance in 1996. However, we expect that international markets should post stronger relative performance in 1997. Further, the fourth quarter of 1996 marked a restructuring of the international portion of the portfolio, as we implemented a bottom-up stock selection approach similar to the one used in the domestic portion of the portfolio."

================================================================================
ANNUAL PERFORMANCE OVERVIEW (CONTINUED)
--------------------------------------------------------------------------------

WHAT WAS YOUR INVESTMENT STRATEGY?
"Over the last 12 months, we continued to use a thorough and rigorous investment process in our stock selection, and this discipline was primarily responsible for the Fund's strong results. We also maintained our selling discipline, taking profits in companies whose prices appreciated to the high end of their historical valuation ranges. If a company experienced a significant change in its structure that could influence the corporate outlook, we reviewed that position for future viability. For example, we sold our position in PepsiCo, as the prospects of the restaurant division seemed weak."

WHICH SECTORS IMPROVED THE FUND'S OVERALL PERFORMANCE IN THE PAST YEAR?
"The Fund was overweighted in mid-sized technology stocks in order to capture their growth and appreciation potential, and these holdings generally improved overall performance. However, the portfolio's strongest holdings were in the largest technology companies such as Microsoft, Intel, and Cisco Systems. We continue to hold these companies, as they are market leaders and still have strong prospects.

     "Another area of strength in the portfolio was the financial sector. Major banks such as Citicorp and Wells Fargo had a good year, as did financial services companies such as MBNA. Though we still believe the prospects for the financial sector are strong, stock selection will become increasingly important for continued performance. Finally, issues in consumer goods and services improved the Fund's results, particularly Gillette and Coca-Cola."

WHICH SECTORS IMPAIRED THE FUND'S PERFORMANCE IN 1996?
"The energy sector had very strong results in 1996, due primarily to tight supply conditions which drove up oil and gas prices, and which led to strong stock appreciation. Seligman Growth Fund had a minimal investment in energy, as it is not a growth sector but rather an industry that depends on the supply and demand conditions of the underlying commodities. Therefore, the Fund did not capture the appreciation seen in the sector. The Fund will maintain its underweighting in energy, as we believe that the performance seen in 1996 will not continue into the new year.

     "In health care, we began the year overweighted in HMOs, but shifted assets in the second half of the year to large pharmaceutical companies which held the fastest and most stable earnings growth. While the Fund's health care holdings did not match the sector's gains in the markets, they posted good results and generally improved the Fund's returns. Pharmaceutical companies had strong performance due to unit volume growth, as the availability of cutting-edge drugs led to increases in the number of prescriptions written. Eli Lilly and Pfizer were the strongest pharmaceutical holdings in the portfolio, and Guidant, a manufacturer of cardiological equipment, had a solid year. At this time, United Healthcare, a market leader which is improving its pricing leverage and administrative abilities, is the only remaining HMO in the Fund. We will maintain our positions in pharmaceutical and specialty health care companies as their prospects remain quite positive."

WHAT IS THE OUTLOOK?
"Seligman Growth Fund is well positioned for 1997 as the portfolio has significantly stronger projected earnings growth than the S&P 500. The Fund's holdings typically grow earnings at a projected rate of 15% or more a year, and stocks are invested in fundamentally solid businesses with strong financials and low levels of debt. We continue to invest in growth companies in expanding business areas with attractive price-to-earnings ratios and good opportunities for appreciation. We believe economic growth will remain moderate in 1997, and that the possibility for a mild reduction in economic growth exists. In an overall slower growth environment, stable high-quality growth stocks are generally given greater attention in the marketplace for their abilities to improve corporate earnings."

================================================================================
SELIGMAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

DIVERSIFICATION OF ASSETS
DECEMBER 31, 1996

                                                                                         PERCENT OF NET ASSETS
                                                                                              DECEMBER 31,
                                                                                         ---------------------
                                              ISSUES      COST              VALUE           1996          1995
                                              ------- --------------   --------------     -------       ------
NET CASH AND SHORT-TERM HOLDINGS  .........      1      $  5,335,582     $  5,335,582         0.8          0.2
                                                --      ------------     ------------       -----        -----
COMMON STOCKS AND
 CONVERTIBLE SECURITIES:
Aerospace..................................      1         9,669,962       15,956,250         2.3          2.3
Automotive and Related.....................      4        11,128,151       19,228,685         2.8          2.2
Business Services..........................      8        50,024,265       82,016,875        11.9         12.4
Chemicals..................................      3        15,017,494       17,437,906         2.5          2.5
Consumer Goods and Services................      5        21,210,750       38,402,699         5.6          7.0
Drugs and Health Care......................     11        65,230,686       86,653,787        12.6         20.0
Electronics................................      1           753,837          603,613         0.1          0.1
Energy.....................................      1         1,894,123        2,261,250         0.3          0.2
Financial Services.........................     12        58,879,104      114,743,659        16.7         15.5
Industrial Equipment.......................      6        24,718,281       35,804,235         5.2          5.2
Leisure and Entertainment..................     11        53,219,726       59,247,341         8.6          6.7
Printing and Publishing....................      1         1,630,509        3,041,139         0.4          0.4
Retail Trade...............................      5        28,772,455       29,232,256         4.3          4.1
Steel......................................      1         5,555,290        5,100,000         0.7          1.0
Technology.................................     12        62,840,986      103,698,374        15.1         11.9
Telecommunications.........................      9        34,946,651       39,010,791         5.7          4.2
Tobacco....................................      1         7,615,474       14,078,125         2.1          1.9
Miscellaneous..............................      2         8,701,092       15,606,758         2.3          2.2
                                                --      ------------     ------------       -----        -----
                                                94       461,808,836      682,123,743        99.2         99.8
                                                --      ------------     ------------       -----        -----
NET ASSETS ................................     95      $467,144,418     $687,459,325       100.0        100.0
                                                ==      ============     ============       =====        =====


================================================================================
PERFORMANCE COMPARISON CHART                                   December 31, 1996
--------------------------------------------------------------------------------

This chart compares a $10,000 hypothetical investment made in Seligman Growth Fund Class A shares, with and without the maximum initial sales charge of 4.75%, for the 10-year period ended December 31, 1996, to a $10,000 hypothetical investment made in the Standard & Poor's 500 Composite Stock Price Index (S&P
500) and the Lipper Growth Funds Average (Lipper Growth Average) for the same period. The performances of Seligman Growth Fund Class B and D shares are not shown in this chart, but are included in the table on page 7. It is important to keep in mind that the S&P 500 excludes the effect of any fees or sales charges, and the Lipper Growth Average excludes the effect of sales charges.


[The following table represents points that appear on the line chart in the printed version]

                                     SELIGMAN GROWTH FUND - CLASS A


                            With          Without                       Lipper
                            Sales          Sales                        Growth
                            Charge         Charge        S&P 500        Average
                            ------         ------        -------        -------

12/31/86 ............    $ 9,528.13     $10,000.00     $10,000.00     $10,000.00
                          11,669.69      12,247.62      12,135.00      12,094.12
                          12,067.35      12,664.96      12,744.18      12,389.11
                          12,615.86      13,240.64      13,585.29      13,144.80
12/31/87 ............      9,856.79      10,344.93      10,524.53      10,321.94
                           9,973.30      10,467.21      11,123.37      11,119.35
                          10,719.27      11,250.13      11,864.19      11,762.48
                          10,461.26      10,979.34      11,904.53      11,682.65
12/31/88 ............     10,580.64      11,104.63      12,272.38      11,850.00
                          11,208.72      11,763.81      13,142.49      12,716.58
                          12,416.17      13,031.07      14,302.97      13,752.57
                          14,266.43      14,972.95      15,834.82      15,161.72
12/31/89 ............     14,150.97      14,851.77      16,161.01      15,042.24
                          13,401.80      14,065.50      15,674.57      14,719.39
                          14,816.90      15,550.68      16,660.50      15,783.06
                          12,100.00      12,699.23      14,371.35      13,245.87
12/31/90 ............     13,420.50      14,085.14      15,659.02      14,335.74
                          15,857.93      16,643.27      17,934.27      16,895.57
                          15,740.46      16,519.98      17,893.03      16,740.43
                          17,007.95      17,850.25      18,850.30      18,008.82
12/31/91 ............     18,581.03      19,501.23      20,429.96      19,661.03
                          18,206.29      19,107.92      19,913.08      19,477.50
                          17,301.06      18,157.87      20,291.43      18,966.80
                          18,364.78      19,274.26      20,930.61      19,540.50
12/31/92 ............     20,679.93      21,704.07      21,983.42      21,341.78
                          20,577.21      21,596.27      22,944.09      21,897.45
                          19,927.10      20,913.96      23,056.52      22,071.34
                          21,710.60      22,785.78      23,651.38      23,164.67
12/31/93 ............     21,961.10      23,048.69      24,200.09      23,702.20
                          21,167.83      22,216.13      23,282.91      22,931.93
                          20,040.55      21,033.02      23,380.69      22,316.30
                          21,293.09      22,347.59      24,524.01      23,554.60
12/31/94 ............     21,117.67      22,163.49      24,519.11      23,257.68
                          22,094.48      23,188.67      26,907.27      24,961.84
                          23,722.50      24,897.31      29,476.91      27,371.14
                          26,094.75      27,387.04      31,820.32      29,741.05
12/31/95 ............     27,130.61      28,474.20      33,735.91      30,446.81
                          29,001.68      30,437.94      35,547.53      32,099.72
                          30,404.99      31,910.74      37,140.06      33,557.37
                          31,600.40      33,165.35      38,287.68      34,545.20
12/31/96 ............     32,865.36      34,492.96      41,480.88      36,325.49


     Performance data quoted represent changes in price and assume that all distributions within the periods are invested in additional shares. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.

================================================================================
SELIGMAN GROWTH FUND, INC.
--------------------------------------------------------------------------------




INVESTMENT RESULTS PER SHARE
TOTAL RETURNS*
FOR PERIODS ENDED DECEMBER 31, 1996

                                                                                   AVERAGE ANNUAL
                                                               -------------------------------------------------------
                                 CLASS B                                                                     CLASS D
                                  SINCE                                                                       SINCE
                                INCEPTION        THREE           ONE           FIVE            10           INCEPTION
                                 4/22/96         MONTHS          YEAR          YEARS          YEARS           5/3/93
                             --------------     --------       --------       -------        -------      ------------
CLASS A
With Sales Charge                   n/a           (0.89)%        15.39%         10.98%          12.64%            n/a
Without Sales Charge                n/a            4.00          21.14          12.08           13.18             n/a
CLASS B
With 5% CDSL                       6.45%          (1.08)           n/a            n/a             n/a             n/a
Without CDSL                      11.45%           3.69            n/a            n/a             n/a             n/a
CLASS D
With 1% CDSL                        n/a            2.74          19.21            n/a             n/a             n/a
Without CDSL                        n/a            3.69          20.21            n/a             n/a           13.75%
S&P 500**                         15.00+           8.34          22.96          15.22           15.27           18.29++
LIPPER GROWTH AVERAGE**            9.54+           5.15          19.31          13.05           13.76           15.76++



NET ASSET VALUE
                 DECEMBER 31, 1996      SEPTEMBER 30, 1996     JUNE 30, 1996     MARCH 31, 1996      DECEMBER 31, 1995
               --------------------    -------------------    --------------    ---------------      -----------------
CLASS A                $5.85                  $6.08               $5.85              $5.58                  $5.22
CLASS B                 5.49                   5.75                5.54               5.35+++                 n/a
CLASS D                 5.49                   5.75                5.54               5.29                   4.96


CAPITAL GAIN INFORMATION
FOR THE YEAR ENDED DECEMBER 31, 1996
                                                            CAPITAL GAIN
                                    ------------------------------------------------------------
                                         PAID                REALIZED              UNREALIZED o
                                    ---------------       ---------------        ---------------
CLASS A                                 $0.475                $0.389                $1.873
CLASS B                                  0.475                 0.389                 1.873
CLASS D                                  0.475                 0.389                 1.873



The performances of Class B and D shares will be greater than or less than the performance shown for Class A shares, based on the differences in sales charges and fees paid by shareholders.
----------
  * Return figures reflect any change in price per share and assume the reinvestment of dividends and capital gain distributions. Return figures for Class A shares are calculated with and without the effect of the initial 4.75% maximum sales charge. Class A share returns reflect the effect of the 0.25% Administration, Shareholder Services and Distribution Plan after January 1, 1993, only. Returns for Class B shares are calculated with and without the effect of the maximum 5% contingent deferred sales load ("CDSL"), charged only on certain redemptions made within one year of the date of purchase, declining to 1% in the sixth year and 0% thereafter. Returns for Class D shares are calculated with and without the effect of the 1% CDSL, charged only on redemptions made within one year of the date of purchase. The rates of return will vary and the principal value of an investment will fluctuate. Shares, if redeemed, may be worth more or less than their original cost. Past performance is not indicative of future investment results.
 ** The S&P 500 and the Lipper Growth Average are unmanaged benchmarks that assume investment of dividends. The S&P 500 does not reflect fees or sales charges and the Lipper Growth Average does not reflect sales charges. The monthly performance of the Lipper Growth Average is used in the Performance Comparison Chart and the Investment Results per Share. Investors may not invest directly in an index or an average.
  + From April 30, 1996.
 ++ From April 30, 1993.
+++ As of April 22, 1996.
  o Represents the per share amount of net unrealized appreciation of portfolio securities as of December 31, 1996.

================================================================================
SELIGMAN GROWTH FUND, INC.
--------------------------------------------------------------------------------


LARGEST PORTFOLIO CHANGES
DURING PAST THREE MONTHS
                                                               SHARES
                                                       ----------------------
                                                                     HOLDINGS
ADDITIONS                                              INCREASE      12/31/96
---------                                              --------      --------
American Home Products...............................   100,000       100,000
Computer Associates
 International.......................................   155,000       155,000
Crown Cork & Seal....................................   100,000       100,000
Disney, Walt.........................................    50,800       115,000
Guidant..............................................    95,000       195,000
Hewlett-Packard......................................    85,000       235,000
Honeywell............................................    50,000       100,000
Lucent Technologies..................................   135,000       135,000
Seagate Technology...................................   200,000       200,000
Viatel...............................................   250,000       250,000



                                                               SHARES
                                                       ----------------------
                                                                     HOLDINGS
REDUCTIONS                                             DECREASE      12/31/96
----------                                             --------      --------
Amgen................................................    55,000       115,000
Eckerd...............................................   200,000            --
HFS..................................................    40,000       115,000
Informix.............................................   150,000            --
Medtronic............................................   150,000            --
Nordstrom............................................   125,000            --
Oxford Health Plans..................................    50,000            --
PepsiCo..............................................   300,000            --
Pharmacia & Upjohn...................................   170,000            --
Schering-Plough......................................   100,000            --


Largest portfolio changes from the previous period to the current period are based on cost of purchases and proceeds from sales of securities.





LARGEST PORTFOLIO HOLDINGS
AT DECEMBER 31, 1996

SECURITY                                        VALUE
-----------                                   ----------
Intel....................................    $19,640,625
Microsoft................................     18,191,250
First Data...............................     16,425,000
American International Group.............     16,237,500
Boeing...................................     15,956,250
General Electric.........................     14,831,250
Pfizer...................................     14,503,125
Philip Morris............................     14,078,125
Gillette.................................     13,606,250
Tyco International.......................     13,218,750

================================================================================
SELIGMAN GROWTH FUND, INC.
--------------------------------------------------------------------------------

FEDERAL TAX STATUS OF 1996
GAIN DISTRIBUTION FOR
TAXABLE ACCOUNTS

A distribution of $0.475 per share, consisting of $0.381 from net long-term and $0.094 from net short-term gain realized on investments from November 1995 to October 1996, was paid on November 22, 1996, to Class A, B, and D shareholders. The distribution from net long-term gain is designated as a "capital gain dividend" for federal income tax purposes and is taxable to shareholders in 1996 as a long-term gain from the sale of capital assets, no matter how long the shares may have been owned, or whether the distribution was paid in additional shares or cash. However, if shares on which a capital gain distribution was received are subsequently sold, and such shares were held for six months or less from the date of purchase, any loss on the sale would be treated as long-term to the extent it offsets the long-term gain distribution. Net short-term gain is taxable as ordinary income whether paid to you in cash or shares.

     If the distribution was paid in shares, the per share cost basis for federal income tax purposes was $5.87 for Class A shares and $5.52 for both Class B and D shares.

     A year-end statement of account showing activity for 1996, a Form 1099-DIV, and if applicable, a Form 1099-B have been mailed to each shareholder. Form 1099-B shows the proceeds of any redemptions paid to the shareholder during the year and reported to the Internal Revenue Service as required by federal regulations. Form 1099-DIV shows the amount of the distribution from gain on investments paid to the shareholder during the year.

================================================================================
PORTFOLIO OF INVESTMENTS
--------------------------------------------------------------------------------



                                        SHARES              VALUE
                                        ------              -----
COMMON STOCKS 99.1%

AEROSPACE 2.3%
BOEING
   Aircraft manufacturer .......       150,000        $15,956,250
                                                      -----------
AUTOMOTIVE AND RELATED 2.8%
AUTOLIV (ADRS)+*
   Swedish supplier of safety
   restraint systems ...........        55,000          2,392,500
ECHLIN
   French manufacturer of motor
   vehicle replacement parts ...       163,000          5,154,875
HARLEY-DAVIDSON
   Motorcycle manufacturer .....       200,000          9,400,000
VALEO
   Manufacturer of commercial
   automotive components in
   France ......................        37,000          2,281,310
                                                      -----------
                                                       19,228,685
                                                      -----------
BUSINESS SERVICES 11.9%
COMPUTER ASSOCIATES
INTERNATIONAL
   Software utilities and
   databases ...................       155,000          7,711,250
ELECTRONIC DATA SYSTEMS
   Computer systems and
   services ....................       225,000          9,731,250
FIRST DATA
   Credit card processing
   services ....................       450,000         16,425,000
HFS*
   Hotel and motel franchises ..       115,000          6,871,250
IKON OFFICE SOLUTIONS
   Distributor of paper and
   office equipment ............       175,000          9,034,375
INTERPUBLIC GROUP OF COMPANIES
   Worldwide advertising
   agency ......................       250,000         11,875,000
REYNOLDS & REYNOLDS (CLASS A)
   Supplier of information
   systems to the auto and
   medical industries ..........       400,000         10,400,000
SUNGARD DATA SYSTEMS*
   Backup computer services
   for disaster recovery .......       250,000          9,968,750
                                                      -----------
                                                       82,016,875
                                                      -----------
CHEMICALS 2.5%
AIR PRODUCTS & CHEMICALS
   Industrial gases and
   chemicals ...................       150,000         10,368,750
BAYER
   Producer of specialty
   chemicals, pharmaceuticals,
   and plastics in Germany .....        80,000          3,244,156
ENGELHARD
   Specialty chemicals
   and metals ..................       200,000          3,825,000
                                                      -----------
                                                       17,437,906
                                                      -----------
CONSUMER GOODS
   AND SERVICES 5.6%
ADIDAS
   German manufacturer of
   sporting equipment
   and footware ................        32,000          2,763,636
COCA-COLA
   Soft drinks, consumer
   products ....................       200,000         10,525,000
CROWN CORK & SEAL
   Manufacturer of metal
   and plastic containers ......       100,000          5,437,500
GILLETTE
   Personal care products ......       175,000         13,606,250
MATTEL
   Manufacturer of dolls,
   games, and action and
   activity toys ...............       218,750          6,070,313
                                                      -----------
                                                       38,402,699
                                                      -----------
DRUGS AND HEALTH CARE 12.6%
AMERICAN HOME PRODUCTS
   Manufacturer of
   pharmaceuticals, food,
   and housewares ..............       100,000          5,862,500
AMGEN*
   Biotechnology company .......       115,000          6,260,313
COLUMBIA/HCA HEALTHCARE
   Health care facilities
   and services ................       300,000         12,225,000
ELI LILLY
   Developer and manufacturer
   of pharmaceuticals ..........       100,000          7,300,000

GUIDANT
   Manufacturer of
   cardiological equipment .....       195,000         11,115,000

----------
See footnotes on page 13.

================================================================================
                                                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                        SHARES              VALUE
                                        ------              -----
DRUGS AND HEALTH CARE (continued)
JOHNSON & JOHNSON
   Health care products ........       175,000        $ 8,706,250
MERCK
   Developer and manufacturer
   of pharmaceuticals ..........       100,000          7,925,000
NOVARTIS
   Swiss manufacturer of health
   care products ...............         2,000          2,285,501
PFIZER
   Health care consumer products;
   specialty chemicals .........       175,000         14,503,125
ROUSSEL-UCLAF
   French developer and
   manufacturer of specialty
   pharmaceuticals .............         5,000          1,471,098
UNITED HEALTHCARE
   Health maintenance
   organization ................       200,000          9,000,000
                                                      -----------
                                                       86,653,787
                                                      -----------
ENERGY 0.3%
HUANENG POWER INTERNATIONAL
(ADRs)*
   Diversified Chinese
   energy company ..............       100,500          2,261,250
                                                      -----------

FINANCIAL SERVICES 16.7%
AMERICAN INTERNATIONAL GROUP
   International insurance .....       150,000         16,237,500
CITICORP
   Global commercial bank ......       100,000         10,300,000
FEDERAL NATIONAL MORTGAGE
ASSOCIATION
   Mortgage financing ..........       300,000         11,175,000
GENERAL RE
   Property casualty reinsurer .        75,000         11,831,250
GREEN TREE FINANCIAL
   Loans for manufactured
   homes .......................       300,000         11,587,500
ING GROEP
   Banking and insurance
   services group in the
   Netherlands .................        87,396          3,145,305
MBNA
   Issuer of bank credit cards .       150,000          6,225,000
MGIC INVESTMENT
   Private mortgage insurance ..       150,000         11,400,000
NORWEST
   Midwest bank ................       250,000         10,875,000
SUNAMERICA
   Diversified financial services,
   specializing in pre-
   retirement savings ..........       225,000          9,984,375
UTD OVERSEAS BANK
   Singapore bank ..............       228,000          2,541,479
WELLS FARGO
   Commercial banking
   in California ...............        35,000          9,441,250
                                                      -----------
                                                      114,743,659
                                                      -----------
INDUSTRIAL EQUIPMENT 5.2%
ABB
   Swedish manufacturer of
   heavy equipment for electric
   power generation and
   distribution ................         2,350          2,916,698
FKI BABCOCK
   Electrical engineering
   company in the UK ...........       875,000          3,026,844
GENERAL ELECTRIC
   Supplier of electrical
   equipment and other
   industrial and consumer
   products ....................       150,000         14,831,250
HONEYWELL
   Manufacturer of automation
   and control systems .........       100,000          6,575,000
ILLINOIS TOOL WORKS
   Fasteners, tools, and
   plastic items ...............        75,000          5,990,625
KEYENCE
   Japanese producer of
   detection devices for the
   manufacturing process .......        20,000          2,463,818
                                                      -----------
                                                       35,804,235
                                                      -----------
LEISURE AND
   ENTERTAINMENT 8.6%
CAPITAL RADIO
   Commercial radio stations in
   the UK ......................       200,000          1,871,762
CIRCUS CIRCUS ENTERPRISES*
   Casino hotels ...............       250,000          8,593,750

DISNEY, WALT
   Theme parks, hotels, films ..       115,000          8,006,875

----------
See footnotes on page 13.

================================================================================
PORTFOLIO OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                        SHARES              VALUE
                                        ------              -----

LEISURE AND ENTERTAINMENT (continued)
GRANADA GROUP
   Radio and television
   broadcasting and publishing
   based in the UK .............       200,000       $  2,950,637
HILTON HOTELS
   Owner, operator, and
   manager of hotels ...........       260,000          6,792,500
LADBROKE GROUP
   UK hotel and property
   investor and developer ......       500,000          1,977,937
MIRAGE RESORTS*
   Manager of casinos in
   Las Vegas ...................       360,000          7,785,000
SOL MELIA
   Hotel manager and franchise
   company in Spain ............        70,000          2,505,967
SUN INTERNATIONAL HOTELS
   Operator of resort and
   casino hotels ...............       150,000          5,475,000
VIACOM (CLASS B)
   Diverse entertainment
   communications company ......       275,000          9,590,625
WPP GROUP
   UK provider of worldwide
   marketing services, including
   advertising, public relations,
   and market research .........       850,000          3,697,288
                                                      -----------
                                                       59,247,341
                                                      -----------

PRINTING AND PUBLISHING 0.4%
ELSEVIER
   Global printer and publisher
   of professional trade
   journals and magazines, based
   in the Netherlands ..........       180,000          3,041,139
                                                      -----------

RETAIL TRADE 4.3%
CONSOLIDATED STORES*
   Retailer of closed-out
   merchandise .................       250,000          8,031,250
HOME DEPOT
   Chain of home improvement
   stores ......................       180,000          9,022,500
LIZ CLAIBORNE
   Designer and distributor of
   women's apparel .............       200,000          7,725,000
OFFICE DEPOT*
   Office supply retailer ......       150,000        $ 2,662,500
SCHIMACHU
   Japanese retailer of furniture       70,000          1,791,006
                                                      -----------
                                                       29,232,256
                                                      -----------
STEEL 0.7%
NUCOR
   Mini-mill steel production ..       100,000          5,100,000
                                                      -----------

TECHNOLOGY 15.1%
CISCO SYSTEMS*
   Computer network routers ....       200,000         12,737,500
HEWLETT-PACKARD
   Computers and peripherals ...       235,000         11,808,750
INTEL
   Semiconductor manufacturer ..       150,000         19,640,625
LINEAR TECHNOLOGY
   Designer and manufacturer of
   analog integrated circuits ..        40,000          1,755,000
MICROSOFT*
   Microcomputer software ......       220,000         18,191,250
SEAGATE TECHNOLOGY*
   Global hard-disk drive
   supplier ....................       200,000          7,900,000
SECOM
   Japanese manufacturer of
   electronic instrumentation ..        35,000          2,113,628
SGS-THOMSON
MICROELECTRONICS*
   French manufacturer of semi-
   conductor integrated circuits        45,000          3,182,081
STERLING COMMERCE*
   Developer of electronic data
   interchange software ........       159,260          5,613,915
STERLING SOFTWARE*
   Software and network
   services; automated program
   design software .............       100,000          3,162,500
3COM*
   Supplier of adapter cards,
   hubs, and routers for local
   area computer networks ......       100,000          7,331,250

XEROX
   Developer and marketer of
   document processing
   products and services .......       195,000         10,261,875
                                                      -----------
                                                      103,698,374
                                                      -----------


----------
See footnotes on page 13.

================================================================================
                                                               DECEMBER 31, 1996
--------------------------------------------------------------------------------

                                        SHARES              VALUE
                                        ------              -----
TELECOMMUNICATIONS 5.7%
AMERICAN TELEPHONE &
TELEGRAPH
   International and domestic
   telecommunications services .       150,000       $  6,525,000
CENTURY TELEPHONE ENTERPRISES
   Regional telephone and
   cellular services ...........       125,000          3,859,375
L.M. ERICSSON TELEFON (SERIES B)
   Global telecommunications
   equipment and systems,
   wired and mobile, based
   in Sweden ...................        75,000          2,312,599
LUCENT TECHNOLOGIES
   Designer and developer of
   public and private networks .       135,000          6,243,750
MOTOROLA
   Producer of wireless
   telecommunications
   equipment ...................       100,000          6,137,500
NERA (ADSS)
   Wireless equipment and
   billing services for
   INMARSAT global
   satellite communications
   network and microwave
   radio relay, based in Norway         45,000          1,945,067
TELEFONICA DEL PERU (ADRS)
   Provider of telecommuni-
   cations services in Peru ....       100,000          1,887,500
VIATEL*
   Provider of international
   and national long-distance
   telecommunications services .       250,000          2,281,250
WORLDCOM*
   Long distance carrier .......       300,000          7,818,750
                                                     ------------
                                                       39,010,791
                                                     ------------
TOBACCO 2.1%
PHILIP MORRIS
   Tobacco products manufacturer       125,000         14,078,125
                                                     ------------

                                      SHARES OR
                                      PRIN. AMT
                                      ---------

MISCELLANEOUS 2.3%
HIS
   Discount tour operator
   in Japan ....................        49,500 shs.     2,388,008
TYCO INTERNATIONAL
   Worldwide fire protection
   services ....................       250,000         13,218,750
                                                     ------------
                                                       15,606,758
                                                     ------------
TOTAL COMMON STOCKS
 (Cost $461,054,999) ...........                      681,520,130
                                                     ------------

CONVERTIBLE BONDS 0.1%
 (Cost $753,837)

ELECTRONICS 0.1%
UNITED METRO ELECTRONICS
(TAIWAN)
   1(TM)'%, 6/8/2004 ...........      $430,000            603,613
                                                     ------------

SHORT-TERM HOLDINGS 1.0%
 (Cost $7,100,000) .............                        7,100,000
                                                     ------------

TOTAL INVESTMENTS 100.2%
  (Cost $468,908,836) ..........                      689,223,743

OTHER ASSETS LESS
  LIABILITIES (0.2)% ...........                       (1,764,418)
                                                     ------------

NET ASSETS 100.0% ..............                     $687,459,325
                                                     ============

----------
* Non-income producing security.
+ Rule 144A security.
Descriptions of companies have not been audited by Deloitte & Touche LLP. See Notes to Financial Statements.

================================================================================
STATEMENT OF ASSETS AND LIABILITIES                            DECEMBER 31, 1996
--------------------------------------------------------------------------------


ASSETS:
Investments, at value:
 Common stocks and convertible securities (cost $461,808,836) ...  $682,123,743
 Short-term holdings (cost $7,100,000)...........................     7,100,000          $689,223,743
                                                                   ------------
Cash ...........................................................................              967,712
Receivable for dividends and interest ..........................................              757,828
Receivable for Capital Stock sold ..............................................              514,017
Investment in, and expenses prepaid to, shareholder service agent ..............              168,458
Other ..........................................................................               66,852
                                                                                         ------------
TOTAL ASSETS ...................................................................          691,698,610
                                                                                         ------------
LIABILITIES:
Payable for securities purchased ...............................................            2,087,618
Payable for Capital Stock repurchased ..........................................              923,378
Accrued expenses, taxes, and other .............................................            1,228,289
                                                                                         ------------
TOTAL LIABILITIES ..............................................................            4,239,285
                                                                                         ------------
NET ASSETS .....................................................................         $687,459,325
                                                                                         ============

COMPOSITION OF NET ASSETS:
Capital Stock, at par ($1 par value; 500,000,000 shares authorized; ............          117,643,091
shares outstanding):
 Class A .......................................................................        $ 115,391,146
 Class B .......................................................................              160,153
 Class D .......................................................................            2,091,792
Additional paid-in capital .....................................................          341,416,823
Accumulated net investment loss ................................................             (233,414)
Undistributed net realized gain ................................................            8,317,206
Net unrealized appreciation of investments .....................................          220,612,566
Net unrealized depreciation on translation of assets and liabilities
   denominated in foreign currencies ...........................................             (296,947)
                                                                                         ------------
NET ASSETS .....................................................................         $687,459,325
                                                                                         ============
NET ASSET VALUE PER SHARE:
CLASS A ($675,086,139 / 115,391,146 SHARES) ....................................                $5.85
                                                                                                =====
CLASS B ($879,937 / 160,153 SHARES) ............................................                $5.49
                                                                                                =====
CLASS D ($11,493,249 / 2,091,792 SHARES) .......................................                $5.49
                                                                                                =====

----------
See Notes to Financial Statements.

================================================================================
STATEMENT OF OPERATIONS                     FOR THE YEAR ENDED DECEMBER 31, 1996
--------------------------------------------------------------------------------


INVESTMENT INCOME:
Dividends (net of foreign taxes withheld of $111,424)               $ 6,557,285
Interest................................. .......................       464,525
                                                                    -----------
TOTAL INVESTMENT INCOME .........................................                        $  7,021,810

EXPENSES:
Management fee...................................................     4,552,474
Distribution and service fees....................................     1,590,187
Shareholder account services.....................................       997,559
Custody and related services.....................................       245,493
Shareholder reports and communications...........................       146,858
Registration.....................................................       120,280
Auditing and legal fees..........................................        82,856
Directors' fees and expenses.....................................        40,421
Shareholders' meeting............................................        28,085
Miscellaneous....................................................        37,848
                                                                    -----------
TOTAL EXPENSES ..................................................                           7,842,061
                                                                                         ------------
NET INVESTMENT LOSS .............................................                            (820,251)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain on investments.................................    45,998,438
Net realized loss from foreign currency transactions ............      (192,526)
Net change in unrealized appreciation of investments ............    80,581,682
Net change in unrealized appreciation on translation of assets and liabilities denominated in foreign currencies and
  forward currency contracts.....................................   (1,186,005)
                                                                    -----------
NET GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS .......                         125,201,589
                                                                                         ------------
INCREASE IN NET ASSETS FROM OPERATIONS ..........................                        $124,381,338
                                                                                         ============

----------
See Notes to Financial Statements.

================================================================================
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------


                                                                                             YEAR ENDED DECEMBER 31,
                                                                                      -----------------------------------
                                                                                           1996                  1995
                                                                                      -------------         -------------
OPERATIONS:
Net investment income (loss) ...................................................       $   (820,251)         $    922,886
Net realized gain on investments ...............................................         45,998,438            78,316,368
Net realized gain (loss) from foreign currency transactions ....................           (192,526)              406,810
Net change in unrealized appreciation of investments ...........................         80,581,682            61,247,607
Net change in unrealized appreciation on translation of assets and liabilities
   denominated in foreign currencies and forward currency contracts ............         (1,186,005)              395,616
                                                                                      -------------         -------------
Increase in net assets from operations .........................................        124,381,338           141,289,287
                                                                                      -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income-- Class A ................................................                 --            (1,048,188)
Net realized gain on investments:
 Class A .......................................................................        (51,655,332)          (62,681,650)
 Class B .......................................................................            (48,869)                   --
 Class D .......................................................................           (833,364)             (685,513)
                                                                                      -------------         -------------
Decrease in net assets from distributions ......................................        (52,537,565)          (64,415,351)
                                                                                      -------------         -------------


                                                                 SHARES
                                                     ----------------------------
CAPITAL SHARE TRANSACTIONS:*                           YEAR ENDED DECEMBER 31,
                                                     ----------------------------
                                                         1996              1995
                                                     -----------       ----------
Net proceeds from sale of shares:
 Class A ......................................        1,555,646         1,963,645        8,910,750             9,903,613
 Class B ......................................          146,621                --          807,268                    --
 Class D ......................................          648,614           881,669        3,516,242             4,318,133
Investment of dividends-- Class A .............               --           141,801               --               734,496
Exchanged from associated Funds:
 Class A ......................................       13,065,985         7,453,091       74,567,188            39,381,227
 Class B ......................................           24,435                --          136,451                    --
 Class D ......................................          830,652           207,215        4,521,180             1,088,175
Shares issued in payment of gain distributions:
 Class A ......................................        6,962,221         9,630,233       40,868,393            49,877,844
 Class B ......................................            8,453                --           46,662                    --
 Class D ......................................          147,558           133,979          814,469               659,149
                                                     -----------       -----------     ------------          ------------
Total .........................................       23,390,185        20,411,633      134,188,603           105,962,637
                                                     -----------       -----------     ------------          ------------
Cost of shares repurchased:
 Class A ......................................       (7,581,746)       (8,896,248)     (43,251,632)          (45,562,371)
 Class B ......................................           (7,314)               --          (40,259)                   --
 Class D ......................................         (323,816)          (94,062)      (1,774,413)             (462,501)
Exchanged into associated Funds:
 Class A ......................................      (13,094,458)       (8,899,690)     (74,677,608)          (46,762,125)
 Class B ......................................          (12,042)               --          (65,695)                   --
 Class D ......................................         (503,789)         (233,991)      (2,685,707)           (1,197,160)
                                                     -----------       -----------     ------------          ------------
Total .........................................      (21,523,165)      (18,123,991)    (122,495,314)          (93,984,157)
                                                     -----------       -----------     ------------          ------------
Increase in Net Assets from
   Capital Share Transactions .................        1,867,020         2,287,642       11,693,289            11,978,480
                                                     ===========       ===========     ------------          ------------

Increase in Net Assets............................................................       83,537,062            88,852,416
NET ASSETS:
Beginning of year.................................................................      603,922,263           515,069,847
                                                                                       ------------          ------------
End of year (including accumulated net investment loss and dividends in
   excess of net investment income of $233,414 and $215,986, respectively)........     $687,459,325          $603,922,263
                                                                                       ============          ============

----------
* The Fund began offering Class B shares on April 22, 1996.
See Notes to Financial Statements.

================================================================================
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


1. Seligman Growth Fund, Inc. (the "Fund") offers three classes of shares. All shares existing prior to May 3, 1993, the commencement of Class D shares, were classified as Class A shares. The Fund began offering Class B shares on April 22, 1996. Class A shares are sold with an initial sales charge of up to 4.75% and a continuing service fee of up to 0.25% on an annual basis. Class A shares purchased in an amount of $1,000,000 or more are sold without an initial sales charge but are subject to a contingent deferred sales load ("CDSL") of 1% on redemptions within eighteen months of purchase. Class B shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL, if applicable, of 5% on certain redemptions in the first year after purchase, declining to 1% in the sixth year and 0% thereafter. Class B shares will automatically convert to Class A shares on the last day of the month that precedes the eighth anniversary of their date of purchase. Class D shares are sold without an initial sales charge but are subject to a distribution fee of up to 0.75% and a service fee of up to 0.25% on an annual basis, and a CDSL of 1% imposed on certain redemptions made within one year of purchase. The three classes of shares represent interests in the same portfolio of investments, have the same rights and are generally identical in all respects except that each class bears its separate distribution and certain other class expenses, and has exclusive voting rights with respect to any matter on which a separate vote of any class is required.

2. Significant accounting policies followed, all in conformity with generally accepted accounting principles, are given below:

a. Investments in stocks, bonds, and U.S. Government securities are valued at current market values or, in their absence, at fair values determined in accordance with procedures approved by the Board of Directors. Securities traded on national exchanges are valued at last sales prices or, in their absence and in the case of over-the-counter securities, a mean of bid and asked prices. Short-term holdings maturing in 60 days or less are valued at amortized cost.

b. The books and records of the Fund are maintained in US dollars. The market value of investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollars at the closing daily rate of exchange as reported by a pricing service. Purchases and sales of investment securities, income, and expenses are translated into US dollars at the rate of exchange prevailing on the respective dates of such transactions.

   The Fund separates that portion of the results of operations resulting from changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held in the portfolio. Similarly, the Fund separates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the period.

c. There is no provision for federal income or excise tax. The Fund has elected to be taxed as a regulated investment company and intends to distribute substantially all taxable net income and net gain realized.

d. Investment transactions are recorded on trade dates. Identified cost of investments sold is used for both financial statement and federal income tax purposes. Dividends receivable and payable are recorded on ex-dividend dates. Interest income is recorded on an accrual basis.

e. All income, expenses (other than class-specific expenses), and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative value of shares of each class. Class-specific expenses, which include distribution and service fees and any other items

================================================================================
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

   that are specifically attributed to a particular class, are charged directly to such class. For the year ended December 31, 1996, distribution and service fees were the only class-specific expenses.

f. The treatment for financial statement purposes of distributions made during the year from net investment income or net realized gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain; and the recharacterization of foreign exchange gains or losses to either ordinary income or realized capital gains for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

3. Purchases and sales of portfolio securities, excluding US Government obligations and short-term investments, for the year ended December 31, 1996, amounted to $167,872,026 and $213,883,151, respectively.

   At December 31, 1996, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes, and the tax basis gross unrealized appreciation and depreciation of portfolio securities, including the effects of foreign currency translations, amounted to $233,991,997 and $13,677,090, respectively.

4. At December 31, 1996, the Fund owned short-term investments which matured in less than 7 days.

5. J. & W. Seligman & Co. Incorporated (the "Manager") manages the affairs of the Fund and provides the necessary personnel and facilities. Compensation of all officers of the Fund, all directors of the Fund who are employees or consultants of the Manager, and all personnel of the Fund and the Manager is paid by the Manager. The Manager receives a fee, calculated daily and payable monthly, equal to .70% per annum of the first $1 billion of the Fund's average daily net assets, 0.65% per annum of the next $1 billion of the Fund's average daily net assets, and 0.60% per annum of the Fund's average daily net assets in excess of $2 billion. Prior to January 1, 1996, the management fee rate was calculated on a sliding scale of 0.50% to 0.44% based on average daily net assets of all investment companies managed by the Manager. The management fee reflected in the Statement of Operations represents 0.70% per annum of the Fund's average daily net assets. Seligman Henderson Co. (the "Subadviser"), an entity owned 50% each by the Manager and Henderson plc, is entitled to a portion of the Manager's fee for acting as Subadviser for certain of the international investments of the Fund.

   Seligman Financial Services, Inc. (the "Distributor"), agent for the distribution of the Fund's shares and an affiliate of the Manager, received concessions of $20,514 from sales of Class A shares after commissions of $160,989 paid to dealers.

   The Fund has an Administration, Shareholder Services and Distribution Plan (the "Plan") with respect to distribution of its shares. Under the Plan, with respect to Class A shares, service organizations can enter into agreements with the Distributor and receive a continuing fee of up to 0.25% on an annual basis, payable quarterly, of the average daily net assets of the Class A shares attributable to the particular service organizations for providing personal services and/or the maintenance of shareholder accounts. The Distributor charges such fees to the Fund pursuant to the Plan. For the year ended December 31, 1996, fees paid aggregated $1,499,727 or 0.23% per annum of the average daily net assets of Class A shares.

   Under the Plan, with respect to Class B and Class D shares, service organizations can enter into

================================================================================

--------------------------------------------------------------------------------

agreements with the Distributor and receive a continuing fee for providing personal services and/or the maintenance of shareholder accounts of up to 0.25% on an annual basis of the average daily net assets of the Class B and Class D shares for which the organizations are responsible; and, for Class D shares only, fees for providing other distribution assistance of up to 0.75% on an annual basis of such average daily net assets. Such fees are paid monthly by the Fund to the Distributor pursuant to the Plan.

     With respect to Class B shares, a distribution fee of up to 0.75% on an annual basis of average daily net assets is payable monthly by the Fund to the Distributor; however, the Distributor has sold its rights to substantially all of this fee to a third party (the "Purchaser"), which provided funding to the Distributor to enable it to pay commissions to dealers at the time of the sale of the related Class B shares.

     For the year ended December 31, 1996, fees incurred under the Plan, equivalent to 1% per annum of the average daily net assets of Class B and Class D shares, amounted to $2,455 and $88,005, respectively.

     The Distributor is entitled to retain any CDSL imposed on certain redemptions of Class D shares occurring within one year of purchase. For the year ended December 31, 1996, such charges amounted to $4,805.

     The Distributor has sold its rights to collect any CDSL imposed on redemptions of Class B shares to the Purchaser. In connection with the sale of its rights to collect any CDSL and the distribution fees with respect to Class B shares described above, the Distributor receives payments from the Purchaser based on the value of Class B shares sold. The aggregate amount of such payments and the Class B share distribution fees retained by the Distributor for the year ended December 31, 1996, was $1,987.

     Seligman Services, Inc., an affiliate of the Manager, is eligible to receive commissions from certain sales of shares of the Fund, as well as distribution and service fees pursuant to the Plan. For the year ended December 31, 1996, Seligman Services, Inc. received commissions of $22,876 from sales of shares of the Fund. Seligman Services, Inc. also received dis-tribution and service fees of $568,663, pursuant to the Plan.

     Seligman Data Corp., owned by the Fund and certain associated investment companies, charged the Fund at cost $985,009 for shareholder account services. The Fund's investment in Seligman Data Corp. is recorded at a cost of $43,170.

     Certain officers and directors of the Fund are officers or directors of the Manager, the Subadviser, the Distributor, Seligman Services, Inc., and/or Seligman Data Corp.

     Fees of $23,000 were incurred by the Fund for legal services of Sullivan & Cromwell, a member of which firm is a director of the Fund.

     The Fund has a compensation arrangement under which directors who receive fees may elect to defer receiving such fees. Interest is accrued on the deferred balances. The annual cost of such fees and interest is included in directors' fees and expenses, and the accumulated balance thereof at December 31, 1996, of $233,414 is included in other liabilities. Deferred fees and the related accrued interest are not deductible for federal income tax purposes until such amounts are paid.

================================================================================
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The Fund's financial highlights are presented below. The per share operating performance data is designed to allow investors to trace the operating performance, on a per share basis, from each Class's beginning net asset value to the ending net asset value so that they can understand what effect the individual items have on their investment, assuming it was held throughout the period. Generally, the per share amounts are derived by converting the actual dollar amounts incurred for each item, as disclosed in the financial statements, to their equivalent per share amounts.
     The total return based on net asset value measures each Class's performance assuming investors purchased Fund shares at net asset value as of the beginning of the period, reinvested dividends and capital gains paid at net asset value, and then sold their shares at the net asset value per share on the last day of the period. The total return computations do not reflect any sales charges investors may incur in purchasing or selling shares of the Fund. The total returns for periods of less than one year are not annualized.
     Average commission rate paid represents the average commissions paid by the Fund to purchase or sell portfolio securities. It is determined by dividing the total commission dollars paid by the number of shares purchased and sold during the period for which commissions were paid. This rate is provided for periods beginning January 1, 1996.


                                                                                   CLASS A
                                                      ----------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                                      ----------------------------------------------------------------
                                                       1996o         1995o          1994o          1993          1992
                                                      ------        ------         ------          -----         -----
PER SHARE OPERATING
 PERFORMANCE:
Net asset value, beginning of year.............       $5.22          $4.54         $5.26          $6.04          $5.95
                                                      -----          -----         -----          -----          -----
Net investment income (loss)...................        (.01)           .01           .01            .01            .03
Net realized and unrealized
   investment gain (loss)......................        1.13           1.27          (.22)           .35            .64
Net realized and unrealized gain (loss)
   on foreign currency transactions............        (.01)           .01            --             --             --
                                                      -----          -----         -----          -----          -----
Increase (decrease) from investment
   operations..................................        1.11           1.29          (.21)           .36            .67
Dividends paid ................................         .--           (.01)         (.01)          (.01)          (.03)
Distributions from net gain realized...........        (.48)          (.60)         (.50)         (1.13)          (.55)
                                                      -----          -----         -----          -----          -----
Net increase (decrease) in net asset value.....         .63            .68          (.72)          (.78)           .09
                                                      -----          -----         -----          -----          -----
Net asset value, end of year...................       $5.85          $5.22         $4.54          $5.26          $6.04
                                                      =====          =====         =====          =====          =====
TOTAL RETURN BASED
   ON NET ASSET VALUE:                                21.14%         28.47%       (3.84)%          6.20%         11.30%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets.................        1.20%           .94%          .90%           .89%           .77%
Net investment income (loss)
   to average net assets.......................       (.12)%           .17%          .14%           .18%           .49%
Portfolio turnover.............................       26.05%        102.30%        93.59%        105.64%         46.96%
Average commission rate paid...................       $.0437
Net assets, end of year (000s omitted).........     $675,086       $597,510      $513,328       $591,491       $614,860


----------
See footnotes on page 21.

================================================================================
FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------

                                                     CLASS B                             CLASS D
                                                    ---------     -------------------------------------------------------
                                                     4/22/96*                                                   5/3/93*
                                                       TO                  YEAR ENDED DECEMBER 31,                TO
                                                                  ----------------------------------------
                                                   012/31/96o       1996o            1995o         1994o       12/31/93
                                                    ---------      -------          -------       -------      ---------
PER SHARE OPERATING
   PERFORMANCE:
Net asset value, beginning of period...........       $5.35          $4.96         $4.38          $5.23          $5.67
                                                      -----          -----         -----          -----          -----
Net investment income (loss)...................        (.03)          (.05)         (.04)          (.12)          (.03)
Net realized and unrealized
   investment gain (loss)......................         .65           1.07          1.21           (.23)           .72
Net realized and unrealized gain (loss)
   on foreign currency transactions............          --           (.01)          .01             --             --
                                                      -----          -----         -----          -----          -----
Increase (decrease) from investment
   operations..................................         .62           1.01          1.18           (.35)           .69
Dividends paid ................................         .--            .--           .--            .--            .--
Distributions from net gain realized...........        (.48)          (.48)         (.60)          (.50)         (1.13)
                                                      -----          -----         -----          -----          -----
Net increase (decrease) in net asset value.....         .14            .53           .58           (.85)          (.44)
                                                      -----          -----         -----          -----          -----
Net asset value, end of period.................       $5.49          $5.49         $4.96          $4.38          $5.23
                                                      =====          =====         =====          =====          =====
TOTAL RETURN BASED
   ON NET ASSET VALUE:                               11.45%         20.21%        27.01%        (6.56)%         12.40%
RATIOS/SUPPLEMENTAL DATA:
Expenses to average net assets.................       1.99%+         1.97%         1.91%          2.93%          2.17%+
Net investment income (loss)
   to average net assets.......................      (.83)%+        (.88)%        (.83)%        (2.34)%        (1.03)%+
Portfolio turnover.............................      26.05%++       26.05%       102.30%         93.59%        105.64%+++
Average commission rate paid...................      $.0437++       $.0437
Net assets, end of period (000s omitted).......        $880        $11,493        $6,412         $1,742         $1,197


----------
  * Commencement of offering of shares.
  o Per share amounts for the periods ended December 31, 1996, 1995, and 1994, are calculated based on average shares outstanding.
  + Annualized.
 ++ For the year ended December 31, 1996.
+++ For the year ended December 31, 1993.
See Notes to Financial Statements.

================================================================================
REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS AND SHAREHOLDERS,
SELIGMAN GROWTH FUND, INC.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Seligman Growth Fund, Inc. as of December 31, 1996, the related statements of operations for the year then ended and of changes in net assets for each of the years in the two-year periods then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996, by correspondence with the Fund's custodians; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Seligman Growth Fund, Inc. as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP
New York, New York
January 31, 1997

================================================================================
BOARD OF DIRECTORS
--------------------------------------------------------------------------------

FRED E. BROWN
DIRECTOR AND CONSULTANT,
 J. & W. Seligman & Co. Incorporated

JOHN R. GALVIN 2, 4
DEAN, Fletcher School of Law and
 Diplomacy at Tufts University
DIRECTOR, USLIFE Corporation

ALICE S. ILCHMAN 3, 4
PRESIDENT, Sarah Lawrence College
TRUSTEE, Committee for Economic Development
DIRECTOR, NYNEX
CHAIRMAN, The Rockefeller Foundation

FRANK A. MCPHERSON 2, 4
CHAIRMAN AND CEO, Kerr-McGee Corporation
DIRECTOR, Kimberly-Clark Corporation
DIRECTOR, Baptist Medical Center

JOHN E. MEROW
SENIOR PARTNER, Sullivan & Cromwell, Law Firm
DIRECTOR, Commonwealth Aluminum Corporation

BETSY S. MICHEL 2, 4
DIRECTOR OR TRUSTEE,
 Various Organizations

WILLIAM C. MORRIS 1
CHAIRMAN
CHAIRMAN OF THE BOARD,
 J. & W. Seligman & Co. Incorporated
CHAIRMAN, Carbo Ceramics Inc.
DIRECTOR, Kerr-McGee Corporation

JAMES C. PITNEY 3, 4
PARTNER, Pitney, Hardin, Kipp & Szuch, Law Firm
DIRECTOR, Public Service Enterprise Group

JAMES Q. RIORDAN 3, 4
DIRECTOR, The Brooklyn Union Gas Company
TRUSTEE, Committee for Economic Development
DIRECTOR, Dow Jones & Co., Inc.
DIRECTOR, Public Broadcasting Service

RONALD T. SCHROEDER 1
MANAGING DIRECTOR, J. & W. Seligman & Co.
 Incorporated

ROBERT L. SHAFER 3, 4
DIRECTOR OR TRUSTEE,
 Various Organizations

JAMES N. WHITSON 2, 4
EXECUTIVE VICE PRESIDENT AND DIRECTOR,
 Sammons Enterprises, Inc.
DIRECTOR, C-SPAN
DIRECTOR, Red Man Pipe and Supply Company

BRIAN T. ZINO 1
PRESIDENT
PRESIDENT AND MANAGING DIRECTOR,
 J. & W. Seligman & Co. Incorporated
CHAIRMAN AND PRESIDENT, Seligman Data Corp.


----------
Member:    1 Executive Committee
           2 Audit Committee
           3 Director Nominating Committee
           4 Board Operations Committee


--------------------------------------------------------------------------------
EXECUTIVE OFFICERS

WILLIAM C. MORRIS
CHAIRMAN

BRIAN T. ZINO
PRESIDENT

LORIS D. MUZZATTI
VICE PRESIDENT

LAWRENCE P. VOGEL
VICE PRESIDENT

THOMAS G. ROSE
TREASURER

FRANK J. NASTA
SECRETARY
--------------------------------------------------------------------------------


MANAGER
J. & W. Seligman & Co.
 Incorporated
100 Park Avenue
New York, NY 10017

SUBADVISER
Seligman Henderson Co.
100 Park Avenue
New York, NY 10017

GENERAL COUNSEL
Sullivan & Cromwell

INDEPENDENT AUDITORS
Deloitte & Touche LLP

GENERAL DISTRIBUTOR
Seligman Financial Services, Inc.
100 Park Avenue
New York, NY 10017

SHAREHOLDER SERVICE AGENT
Seligman Data Corp.
100 Park Avenue
New York, NY 10017

IMPORTANT TELEPHONE NUMBERS
(800) 221-2450      Shareholder
                    Services

(800) 445-1777      Retirement Plan
                    Services

(800) 622-4597      24-Hour Automated
                    Telephone Access
                    Service